UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2019

Roan Resources, Inc.
(Exact name of registrant as specified in its charter)

001-32720
(Commission File Number)
Delaware		83-1984112
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)
14701 Hertz Quail Springs Pkwy Oklahoma City, OK 73134
(Address of Principal Executive Offices)

(405) 896-8050
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
On March 13, 2019, Roan Resources, Inc. (the “Company”) amended its Credit Agreement, dated as of September 5, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to the Fourth Amendment to Credit Agreement (the “Amendment”) by and among Roan Resources LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, as Borrower, the Lenders party thereto and Citibank, N.A., as Administrative Agent.
Among other modifications, the Amendment:

(1)	increases the borrowing base under the Credit Agreement from $675 million to $750 million;

(2)
permits certain additional liens to be made in connection with the incurrence or issuance of any Permitted Additional Debt (as such term is defined in the Credit Agreement) not to exceed $350 million, subject to delivery of an intercreditor agreement;

(3)
provides that there will be no reduction of the borrowing base in connection with the issuance of any 2019 Interim Debt (as such term is defined in the Credit Agreement), except for amounts exceeding the first (i) $400 million in principal of such unsecured 2019 Interim Debt and (ii) $250 million in principal of such secured 2019 Interim Debt;

(4)	provides that 100% of the net proceeds of the 2019 Interim Debt will be used to prepay the principal amount of loans and letters of credits under the Credit Agreement; and

(5)	updates the commitment allocations schedule to reflect an exiting lender.
A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.
Item 9.01. Financial Statements and Exhibits.

On March 13, 2019, the Company issued a press release announcing that it had amended its Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.     Description

10.1        Amendment No.4 to Credit Agreement, dated March 13, 2019
99.1        Press Release dated March 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     ROAN RESOURCES, INC.

Date:	March 13, 2019
By:	/s/ David Treadwell
Name:	David Treadwell
Title:	General Counsel and Corporate Secretary